                                                                    EXHIBIT 10.1


      FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
      -------------------------------------------------------------------


          This First Amendment to Amended and Restated Loan and Security Agreement (the "First Amendment") is made as of the 8/th/ day of June, 2001 by and between

          Fleet Retail Finance Inc. (in such capacity, the "Agent"), as Agent for the Lenders party to a certain Amended and Restated Loan and Security Agreement dated as of August 3, 2000,

          the Lenders party thereto, and

          and

          Each of the following corporations (collectively, and each individually, the "Borrower"), each of which has its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319:

          The Sports Authority, Inc. (A Delaware corporation)
          The Sports Authority Florida, Inc. (A Florida corporation) The Sports Authority Michigan, Inc. (A Michigan corporation) Authority International, Inc. (A Delaware corporation)

          and

          The Sports Authority, Inc., a Delaware corporation with its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319 in the additional capacity as the "Lead Borrower"

          and

          The Sports Authority, Inc., a Delaware corporation with its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319 in the additional capacity as the "Parent"

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                             W I T N E S S E T H:


          WHEREAS, on August 3, 2000, the Agent, the Lenders and the Borrowers entered in a certain Amended and Restated Loan and Security Agreement (the "Agreement"); and

          WHEREAS, the Lead Borrower has requested that the Agent and the Lenders agree to amend the Agreement to permit the Borrowers to increase the amount of Permitted Repurchases which the Borrowers are permitted to make under the Agreement; and

          WHEREAS, the Agent, the Lenders, and the Borrowers desire to modify certain of the provisions of the Agreement as set forth herein.

          NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrowers as follows:

          1.   Capitalized Terms. All capitalized terms used herein and not
               -----------------
               otherwise defined shall have the same meaning herein as in the Agreement.

          2.   Amendment to Article 4. Section 4-19(b)(iii) of the Agreement is
               ----------------------
               hereby deleted in its entirety.

          3.   Ratification of Loan Documents. Except as provided herein, all
               ------------------------------
               terms and conditions of the Agreement on the other Loan Documents remain in full force and effect.

          4.   Miscellaneous.
               -------------

                    (a) This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                    (b) This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                    (c) Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

                    (d) The Borrower shall pay on demand all costs and expenses of the Agent and each Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

     IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed and their seals to be hereto affixed as of the date first above written.


                                                               The "Borrowers" :
                                                           The "Lead Borrower" :
                                                                  The "Parent" :
                                                      THE SPORTS AUTHORITY, INC.


                                             By_________________________________
                                               Print Name: Bradford G. Ankerholz
                                                        Title: SVP and Treasurer

                                              THE SPORTS AUTHORITY FLORIDA, INC.


                                             By_________________________________
                                               Print Name: Bradford G. Ankerholz
                                                        Title: SVP and Treasurer

                                             THE SPORTS AUTHORITY MICHIGAN, INC.


                                             By_________________________________
                                               Print Name: Bradford G. Ankerholz
                                                        Title: SVP and Treasurer

                                                   AUTHORITY INTERNATIONAL, INC.


                                             By_________________________________
                                               Print Name: Bradford G. Ankerholz
                                                        Title: SVP and Treasurer

                                                                   The "Agent" :
                                                       FLEET RETAIL FINANCE INC.


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                                 The "Lenders" :

                                                       FLEET RETAIL FINANCE INC.


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                    FOOTHILL CAPITAL CORPORATION


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                          HELLER FINANCIAL, INC.


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                           BANK OF AMERICA, N.A.


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                         CITIZENS BUSINESS CREDIT, A DIVISION OF
                                                    CITIZENS LEASING CORPORATION


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                       FLEET CAPITAL CORPORATION


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                                   LASALLE BUSINESS CREDIT, INC.


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________


                                             THE CIT GROUP/BUSINESS CREDIT, INC.


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________



                                      CONGRESS FINANCIAL CORPORATION (SOUTHWEST)


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________



                                          NATIONAL CITY COMMERCIAL FINANCE, INC.


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________



                                                              THE PROVIDENT BANK


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________



                                                           SENIOR DEBT PORTFOLIO

                                                       By: Boston Management and
                                                 Research, as Investment Advisor


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________



                                                       GMAC BUSINESS CREDIT, LLC


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________

                                                                    AMSOUTH BANK


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________



                                       IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                             By_________________________________

                                     Print Name:________________________________

                                          Title:________________________________